UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): FEBRUARY 14, 2001



                               FRD ACQUISITION CO.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       333-07601                57-1040952
(State or other jurisdiction       (Commission File No.)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


3355 MICHELSON DR., SUITE 350, IRVINE, CA                           92612
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:             (864) 597-8000


Former name or former address, if changed since last report:







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ITEM 3.  Bankruptcy or Receivership
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         On February 14, 2001, FRD Acquisition Co. ("FRD" or the "Company")
filed a voluntary petition in the U.S. Bankruptcy Court for the District of Delaware to facilitate the divestiture of the Company's Coco's and Carrows brands. The Company will be a debtor in possession in the proceeding which is captioned In re: FRD Acquisition Co. (Case No. 01-0436 (PJW)). As indicated in the press release announcing the filing, attached hereto as Exhibit 99, the Chapter 11 filing involves only FRD and none of FRD's subsidiaries. All of FRD's subsidiaries, including its operating concepts, Coco's and Carrows, will continue to conduct business as usual throughout the restructuring process, with vendors and employees being paid in full and on time. This Chapter 11 filing also has no impact on Advantica Restaurant Group, Inc., the parent company of FRD, or its subsidiary, Denny's, Inc.

ITEM 7.  Financial Statements, Pro Forma Information and Exhibits
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         (c) Exhibits

Exhibit Number       Description
--------------       -----------

     99              Press Release of Advantica Restaurant Group, Inc. dated
                     February 14, 2001


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FRD Acquisition Co.

                                  By:      /s/ Ronald B. Hutchison
                                         ----------------------------------
                                  Name:  Ronald B. Hutchison
                                  Title: Executive Vice President
                                         (Duly authorized officer of
                                         registrant/principal financial officer)


Date:   February 20, 2001

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